UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2016 (December 22, 2016)

_________________

AMERICAN LORAIN CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-34449	87-0430320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation or organization)		Number)

Beihuan Road Junan County
Shandong, China	276600
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 539-7317959

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

STOCKHOLDERS OF AMERICAN LORAIN CORPORATION (“LORAIN”) AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, LORAIN’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), IN CONNECTION WITH LORAIN’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED ACQUISITION (THE “ACQUISITION”) BETWEEN LORAIN AND SHENGRONG ENVIRONMENTAL PROTECTION HOLDING COMPANY LIMITED (“SHENGRONG”) BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS SHOULD ALSO READ LORAIN’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2015 FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE LORAIN OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS AS SECURITY HOLDERS IN THE SUCCESSFUL CONSUMMATION OF THE ACQUISITION DESCRIBED HEREIN. LORAIN’S DEFINITIVE PROXY STATEMENT WILL BE DELIVERED TO SECURITY HOLDERS OF LORAIN AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE TRANSACTIONS DESCRIBED IN THIS REPORT. THESE DOCUMENTS, ONCE AVAILABLE, AND LORAIN’S ANNUAL REPORT ON FORM 10-K CAN BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV).

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

THIS REPORT AND THE EXHIBITS HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED ACQUISITION AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF LORAIN OR SHENGRONG, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE ACTUAL RESULTS MAY DIFFER FROM ITS EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, LORAIN’S EXPECTATIONS WITH RESPECT TO FUTURE PERFORMANCE; ANTICIPATED FINANCIAL IMPACTS OF THE ACQUISITION DESCRIBED HEREIN; APPROVAL OF THE ACQUISITION BY SECURITY HOLDERS; THE SATISFACTION OF THE CLOSING CONDITIONS TO THE ACQUISITION; AND THE TIMING OF THE COMPLETION OF THE ACQUISITION.

SUCH FORWARD-LOOKING STATEMENTS RELATE TO FUTURE EVENTS OR FUTURE PERFORMANCE, BUT REFLECT THE CURRENT BELIEFS OF LORAIN AND SHENGRONG, BASED ON INFORMATION CURRENTLY AVAILABLE. MOST OF THESE FACTORS ARE OUTSIDE LORAIN’S OR SHENGRONG’ CONTROL AND ARE DIFFICULT TO PREDICT. A NUMBER OF FACTORS COULD CAUSE ACTUAL EVENTS, PERFORMANCE OR RESULTS TO DIFFER MATERIALLY FROM THE EVENTS, PERFORMANCE AND RESULTS DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE: BUSINESS CONDITIONS; NATURAL DISASTERS; CHANGING INTERPRETATIONS OF U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; OUTCOMES OF GOVERNMENT REVIEWS; INQUIRIES AND INVESTIGATIONS AND RELATED LITIGATION; CONTINUED COMPLIANCE WITH GOVERNMENT REGULATIONS; CHANGES IN LEGISLATION OR REGULATORY ENVIRONMENTS, REQUIREMENTS OR CHANGES ADVERSELY AFFECTING THE BUSINESS OF LORAIN AND SHENGRONG, INCLUDING BUT NOT LIMITED TO DIFFICULTIES IN MAINTAINING AND MANAGING CONTINUED GROWTH; GENERAL ECONOMIC CONDITIONS; GEOPOLITICAL EVENTS AND REGULATORY CHANGES; AND THE FAILURE TO MAINTAIN THE LISTING OF LORAIN’S SECURITIES ON THE NYSE MKT. OTHER FACTORS INCLUDE THE POSSIBILITY THAT THE ACQUISITION DOES NOT CLOSE, INCLUDING DUE TO THE FAILURE TO RECEIVE REQUIRED SECURITY HOLDER APPROVALS, THE FAILURE TO SPIN-OFF LORAIN’S EXISTING ASSETS TO A THIRD PARTY, OR THE FAILURE OF OTHER CLOSING CONDITIONS.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS ARE CONTAINED IN LORAIN’S MOST RECENT FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING LORAIN AND SHENGRONG, THE TRANSACTIONS DESCRIBED HEREIN OR OTHER MATTERS ATTRIBUTABLE TO LORAIN, SHENGRONG, AND SHENGRONG’S SHAREHOLDERS OR ANY PERSON ACTING ON THEIR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER LORAIN NOR SHENGRONG UNDERTAKES OR ACCEPTS ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN ITS EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

Item 1.01 Entry Into A Material Definitive Agreement.

Share Exchange Agreement

General Terms, Effects, and Consideration

            On December 22, 2016, American Lorain Corporation (“Lorain” or the “Company”) entered into a Share Exchange Agreement with Shengrong Environmental Protection Holding Company Limited, a business company incorporated in the British Virgin Islands with limited liability (“Shengrong”), and each of Shengrong’s shareholders (collectively, the “Sellers”), pursuant to which, among other things and subject to the terms and conditions contained therein, the Company will effect an acquisition of Shengrong and its subsidiaries, including Hubei Shengrong Environmental Protection Energy-Saving and Technology Co. Ltd., a registered company in Hubei China (“Hubei Shengrong” and collectively with Shengrong and their respective subsidiaries, the “Shengrong Group”) by acquiring from the Sellers all outstanding equity interests of Shengrong (the “Acquisition”).

            Pursuant to the Share Exchange Agreement, in exchange for all of the outstanding shares of Shengrong, the Company will issue 114,000,000 shares of common stock of Lorain (the “Exchange Shares”) to the Sellers. The Exchange Shares will be allocated among the Sellers pro-rata based on each Seller’s ownership of Shengrong prior to the Acquisition. The Exchange Shares will be subject to a lock-up as set forth in the Lock-Up Agreement as described below under the heading “Lock-Up Agreement.”

Representations and Warranties

            The Share Exchange Agreement contains a number of representations and warranties made by the Company, on the one hand, and Shengrong and the Sellers on the other hand, made solely for the benefit of the other, which in certain cases are subject to specified exceptions and qualifications contained in the Share Exchange Agreement or in information provided pursuant to certain disclosure schedules to the Share Exchange Agreement. The representations and warranties are customary for transactions similar to the Acquisition.

            The Share Exchange Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Share Exchange Agreement and the earlier of the Closing or the termination of the Share Exchange Agreement in accordance with its terms, including but not limited to covenants regarding (1) the operation of their respective businesses in the ordinary course of business, (2) confidentiality and publicity, (3) no solicitation of other competing transactions, and (4) a spin-off of all of the existing assets of Lorain prior to or promptly following the closing of the Acquisition.

Conditions to Closing

            The obligation of the parties to complete the Acquisition is subject to the fulfillment of certain closing conditions, including but not limited to:

  the approval of the Share Exchange Agreement and the transactions contemplated thereby (including the Acquisition) by a majority of the Company’s shareholders;
  all necessary consents from government authorities and third parties have been obtained;
  the election of certain directors to serve as directors on Lorain’s board of directors;
  the entrance by the applicable parties into certain ancillary agreements, including the Lock-Up Agreement and the Non-Competition and Non-Solicitation Agreement; and
  no adverse effect has occurred to any party as of Closing.

            A copy of the Share Exchange Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Share Exchange Agreement is qualified in its entirety by reference thereto.

Lock-Up Agreement

            At the closing of the Acquisition, the Company and Shengrong will enter into a Lock-Up Agreement with the Sellers, in substantially the form attached to the Share Exchange Agreement, with respect to the Exchange Shares received by the Sellers in the Acquisition. In such Lock-Up Agreement, each Seller will agree that such Seller will not, from the closing of the Acquisition until the first anniversary of the closing (or if earlier, the date on which the Company consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of the Company’s shareholders having the right to exchange either equity holdings in us for cash, securities or other property) (the “Lock-up Period’), (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Exchange Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Exchange Shares or (iii) publicly disclose the intention to do any of the foregoing, whether any such transaction described in clauses (i), (ii), or (iii) above is to be settled by delivery of Exchange Shares or other securities, in cash or otherwise.

            The form of the Lock-up Agreement contains certain exceptions to the foregoing restrictions. Each Seller will be allowed to transfer any of its Exchange Shares by gift, will or intestate succession or to any affiliate, stockholder, members, party or trust beneficiary, provided in each such case that the transferee thereof agrees to be bound by the restrictions set forth in the Lock-up Agreement. Additionally, each Seller will be allowed to pledge its Exchange Shares to an unaffiliated third party as a guarantee to secure loans made by such third party to Shengrong or any of its subsidiaries. The form of the Lock-Up Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the Lock-Up Agreement is qualified in its entirety by reference thereto.

Non-Competition and Non-Solicitation Agreement

            At the closing of the Acquisition, certain Sellers and individuals associated with such Sellers that are involved in the management of Shengrong (together with such Seller referred to as the “Subject Parties”) will enter into Non-Competition and Non-Solicitation Agreements in favor of Lorain, Shengrong and their respective successors, affiliates and subsidiaries (referred to as the “Covered Parties”), in substantially the form attached to the Share Exchange Agreement, relating to post-acquisition business of the Company (the “Business”) in the industrial waste management in the Peoples’ Republic of China (the “PRC”). Under the Non-Competition and Non-Solicitation Agreements, for a period from the closing of the Acquisition to four years thereafter (or if later, the date on which the Subject Parties, their respective affiliates or any of their respective officers, directors or employees are no longer directors, officers, managers or employees of Shengrong or its subsidiaries), each Subject Party and its affiliates will not, without the Company’s prior written consent, anywhere in the PRC, directly or indirectly engage in (or own, manage, finance or control, or become engaged or serve as an officer, director, employee, member, partner, agent, consultant, advisor or representative of, an entity that engages in) the Business. However, the Subject Parties and their respective affiliates will be permitted under the Non-Competition and Non-Solicitation Agreements to own passive portfolio company investments in a competitor, so long as the Subject Parties and their affiliates and their respective shareholders, directors, officer, managers and employees who were involved with the business of Shengrong and its subsidiaries are not involved in the management or control of such competitor. Additionally, family members and associates of Subject Parties will be permitted to continue their existing activities as specified in the agreement, even if competitive, as long as the Subject Parties are not involved in the management or control of such competitor. Under the Non-Competition and Non-Solicitation Agreements, during such restricted period, the Subject Parties also will not, without the Company’s prior written consent, (i) solicit or hire the Covered Parties’ employees, consultants or independent contractors as of the closing (or during the year prior to the closing) or otherwise interfere with the Covered Parties’ relationships with such persons, (ii) solicit or divert the Covered Parties’ customers as of the closing (or during the year prior to the closing) relating to the Business or otherwise interfere with the Covered Parties’ contractual relationships with such persons, or (iii) interfere with or disrupt any Covered Parties’ vendors, suppliers, distributors, agents or other service providers for a purpose competitive with a Covered Party as it relates to the Business. The Subject Parties will also agree in each Non-Competition and Non-Solicitation Agreement to not disparage the Covered Parties and to keep confidential and not use the confidential information of the Covered Parties.

            A form of the Non-Competition and Non-Solicitation Agreement is filed with this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference, and the foregoing description of the Non-Competition and Non-Solicitation Agreement is qualified in its entirety by reference thereto.

About Shengrong

Overview

            Shengrong’s operating subsidiary, Hubei Shengrong, was formed in 2009. Since inception, Hubei Shengrong has been focused on the research, development, production and sale of solid waste recycling systems for the mining and industrial sectors in the PRC. During the year ended December 31, 2015 and the nine months ended September 30, 2016, Hubei Shengrong generated approximately $23.9 million and $20.5 million, respectively, of revenue, and approximately $7.5 million and $6.6 million, respectively, of net income, from sales of its solid waste recycling systems. Hubei Shengrong is a pioneer in China for the achievement of zero emission of manganese tailings recycling projects. Hubei Shengrong is also a pioneer in the separation of titanium dioxide pigment black tailings.

Competitive Advantages

            Hubei Shengrong’s management believes that the following competitive strengths differentiate the company from its competitors and are the key factors to its success:

Hubei Shengrong is addressing a large unmet market need and taking advantage of the trend in the PRC for “green” technology

            According to the China Environmental Status Bulletin, since 2011, approximately 3 billion tons of industrial solid waste have been generated annually on average. On March 16, 2016, the National People’s Congress in the PRC issued the Thirteenth Five Year Plan for Economic and Social Development, in which the government established a national policy to preserve natural resources and protect the environment. According to the Notification for National Science and Technology Creation Plan in Thirteenth Five Year Plan issued by the PRC State Counsel on July 28, 2016, the government encouraged the stimulation of green technology to preserve water and mining resources.

Leading provider of recycling technology for solid industrial and mining waste

            Using Hubei Shengrong’s high-tech systems, end users recycle refractory metal mineral tailings, including but not limited to copper, iron, manganese and molybdenum tailings and aluminum slag, and low grade metal minerals, into valuable metals and construction materials, leaving no waste discharge. Based on their extensive experience in the industry, Hubei Shengrong management believes that Hubei Shengrong is a leading enterprise in the PRC in the design, engineering, manufacture and sale of solid waste recycling systems for the mining and industrial sectors in the PRC.

            Hubei Shengrong’s innovative, high efficiency technology has been recognized by various government and industry agencies, including the PRC Ministry of Land and Resources, the PRC Ministry of Industry and Information and the PRC Ministry of Science and Technology. Hubei Shengrong’s manganese tailings separation and comprehensive utilization technology was included in the “2013 Ministry of Industry and Information Technology (MIIT) Advanced Applicable Technology Directory”. High efficiency permanent magnetic separation and comprehensive utilization system technology was included in the “2014 Ministry of Land and Resource Mineral Resources Saving and Comprehensive Utilization Advanced Applicable Technology Directory”.

Experienced management and operational team

            Hubei Shengrong’s senior management team and key operating personnel have extensive management skills, relevant operating experience and industry knowledge.

Ms. Jiazhen Li, Chairman

            Ms. Li has over seven years of work experience in environmental protection equipment and industrial waste recycling and utilizing area. She co-founded Hubei Shengrong Environmental Protection and Energy Saving Technology Co. Ltd. in 2009. Ms. Li won the third prize of Tech-Innovation Award issued by the Wuhan City Government in 2010, and under her leadership, her team won the second place in the China (Shenzhen) Innovation Tournament 2011. Ms. Li is also the co-inventor of multiple important patents owned by the Company. Ms. Li served as the Director of Sales for Wuhan Textile Industry Co. Ltd during the period from 1983 to 1995. She founded Wuhan Mingjia Trading Co. Ltd in 1995. Wuhan Mingjia is engaged in the business of fashion design, manufacture, marketing and distribution. Wuhan Mingjia owns two fashion brands, “MG” and “Mingjia Guixiu”, in China. Ms. Li actively serves as the Vice President of Hubei Wuhan Qiaokou District Commercial and Industrial Association. Ms. Li graduated from Beijing College of Economics and Management with a bachelor degree in Marketing and obtained her MBA degree from Welsh College of Wuhan University.

Mr. Xiaonian Zhang, Chief Executive Officer

            Mr. Zhang co-founded Hubei Shengrong Environmental Protection and Energy Saving Technology Co. Ltd. in 2009. From 1974 to 1999, Mr. Zhang worked in the Wuhan subsidiary of Sinopec Corp. as an engineer and chief engineer. Mr. Zhang won multiple science and technology innovation awards from Sinopec Corp. From 1999 to 2008, Mr. Zhang served as the head of the technology department in Wuhan Tongchuang Tiannian Magnetoelectric Technology Co. Ltd. Mr. Zhang has been involved in the development of technologies high efficiency permanent magnetic separation of industrial solid wastes and comprehensive utilization of tailings over the past forty years. He has led projects of petroleum catalyst magnetic separating system and manganese carbonate tailings comprehensive utilization, manganese oxide river sand comprehensive recycling and hematite comprehensive recycling, titanium dioxide pigment black tailings comprehensive separating and ultra fine microsilica purifying. Mr. Zhang received his bachelor of Automatic Control degree from Huazhong University of Science and Technology.

Item 8.01 Other Events

            Attached as Exhibit 99.l to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference is a copy of the press release issued December 22, 2016 announcing the execution of the Share Exchange Agreement.

Item 9.01 Financial Statements and Exhibits.

            (d) Exhibits

Number	Description

10.1

Share Exchange Agreement, dated as of December 22, 2016, by and among American Lorain Corporation, Shengrong Environmental Protection Holding Company Limited and the shareholders of Shengrong Environmental Protection Holding Company Limited.*

10.2	Form of Lock-Up Agreement, by and among American Lorain Corporation and the shareholders of Shengrong Environmental Protection Holding Company Limited.

10.3

Form of Non-Competition and Non-Solicitation Agreement by and among certain shareholders of Shengrong Environmental Protection Holding Company Limited and certain other associated persons and entities for the benefit of American Lorain Corporation and Shengrong Environmental Protection Holding Company Limited. *

99.1	Press Release issued December 22, 2016.

* Certain exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish and supplemental a copy of all omitted exhibits and schedules to the Commission upon its request.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2016	AMERICAN LORAIN CORPORATION

By: /s/ Si Chen
Name:Si Chen
Title: Chairman and Chief Executive Officer